WORLD CLASS

INSTITUTIONAL

ASSET MANAGEMENT

AT A PERSONAL LEVEL


BLACKROCK

CLOSED-END FUNDS

CONSOLIDATED ANNUAL REPORT

December 31, 2002

BLACKROCK ADVANTAGE TERM TRUST
BLACKROCK INVESTMENT QUALITY TERM TRUST

                                TABLE OF CONTENTS

Letter to Shareholders ..................................................  1
Portfolio Managers' Report ..............................................  2
Consolidated Trust Summaries ............................................  5
Consolidated Portfolios of Investments ..................................  7
Financial Statements
   Consolidated Statements of Assets and Liabilities .................... 13
   Consolidated Statements of Operations ................................ 14
   Consolidated Statements of Cash Flows ................................ 15
   Consolidated Statements of Changes in Net Assets ..................... 16
Consolidated Financial Highlights ....................................... 17
Notes to Consolidated Financial Statements .............................. 19
Independent Auditors' Report ............................................ 25
Directors Information ................................................... 26
Tax Information ......................................................... 28
Dividend Reinvestment Plan .............................................. 28
Investment Summaries .................................................... 29
Additional Information .................................................. 33
Glossary ................................................................ 33

                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

                             LETTER TO SHAREHOLDERS

                                                                January 31, 2003

Dear Shareholder:

     We are pleased to report that during the fiscal year, the Trusts continued to provide monthly income, as well as the opportunity to invest in various diversified portfolios of fixed income securities.

     The Trusts are actively managed, which means that the management team is continuously monitoring the fixed income markets and adjusting the portfolios to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions. In addition, the management team looks to purchase bonds whose maturities match the liquidation date of the Trusts. This strategy helps achieve the Trusts' primary objective of returning the initial offering price to shareholders upon termination.

     During the fiscal year, the fixed income markets showed strength as large numbers of individual investors, concerned about the economic environment and substantial volatility in the stock market, pursued opportunities in bonds. For the year ended December 31, 2002, the LEHMAN BROTHERS U.S. AGGREGATE INDEX, a broad measure of the fixed income market, had a total return of 10.26%1. Within the fixed income universe, Treasuries and corporates performed well over the year. The LEHMAN BROTHERS U.S. TREASURY INDEX returned 11.79%2 for the year, with particularly strong performance during the second half of the year. The Lehman Brothers U.S. Credit Index returned 10.53%3, as many investors increased their risk tolerance in the latter part of the year and economic indicators began to show signs of improvement. Mortgages also posted strong returns with the LEHMAN BROTHERS MORTGAGE INDEX returning 8.75%4 for the year. This was due, in part, to unusually high demand from banks seeking the high credit quality offered by mortgages.

     The following table shows the Trusts' yields, closing market prices per share and net asset values ("NAV") per share as of December 31, 2002.

                        TRUST                    YIELD(5) MARKET PRICE     NAV
--------------------------------------------------------------------------------
 BlackRock Advantage Term Trust (BAT)            5.91%       $11.85      $12.01
--------------------------------------------------------------------------------
 BlackRock Investment Quality Term Trust (BQT)   4.13%6     $  9.69      $ 9.44
--------------------------------------------------------------------------------

     BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to fixed income. As of December 31, 2002, BlackRock managed $175 billion in bonds including 16 open-end and 43 closed-end funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as our institutional investors. BlackRock Advisors, Inc., which manages the Trusts, is a wholly-owned subsidiary of BlackRock, Inc.

     This report contains a summary of market conditions for the year, a review of the strategy used by your Trusts' managers, the Trusts' audited financial statements and a listing of each of the portfolios' holdings.

     On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,


/s/ Laurence D. Fink                                 /s/ Ralph L. Schlosstein
Laurence D. Fink                                     Ralph L. Schlosstein
Chief Executive Officer                              President
BlackRock Advisors, Inc.                             BlackRock Advisors, Inc.

(1) The LEHMAN BROTHERS U.S. AGGREGATE INDEX is designed to measure the performance of the U.S. investment grade fixed rate bond market. The index is unmanaged and cannot be purchased directly.

(2) The LEHMAN BROTHERS U.S. TREASURY INDEX is designed to measure long-term public obligations of the U.S. Treasury. The index is unmanaged and cannot be purchased directly.

(3) The LEHMAN BROTHERS U.S. CREDIT INDEX is designed to measure the performance of investment-grade bonds issued by corporations and non-corporate entities. The index is unmanaged and cannot be purchased directly.

(4) The LEHMAN BROTHERS MORTGAGE INDEX is designed to measure the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae
     (FNMA) and Freddie Mac (FHLMC). The index is unmanaged and cannot be purchased directly.

(5)  Yield is based on market price.

(6)  Effective February 1, 2003 yield has changed to 1.03%.

                           PORTFOLIO MANAGERS' REPORT

                                                                January 31, 2003

Dear Shareholder:

     We are pleased to present the consolidated audited annual report for the following BlackRock closed-end Trusts:

                                                       PRIMARY
                       TRUST                           EXCHANGE
---------------------------------------------------------------
  BLACKROCK ADVANTAGE TERM TRUST (BAT)                  NYSE
---------------------------------------------------------------
  BLACKROCK INVESTMENT QUALITY TERM TRUST (BQT)         NYSE
---------------------------------------------------------------

     The consolidated annual report reviews the Trusts' market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the year ended December 31, 2002.

THE FIXED INCOME MARKETS AND ECONOMIC COMMENTARY

     Fixed income markets displayed considerable vigor during much of 2002. For the year ended December 31, 2002, the LEHMAN BROTHERS U.S. AGGREGATE INDEX, a broad measure of the fixed income market, returned 10.26%. For the past three years, bonds have outperformed stocks, the first time this has occurred in over six decades.

     Despite strong absolute returns, many significant factors continue to hinder the fixed income market. Following the Enron debacle in the closing months of 2001, scandals and accounting issues, as well as difficult economic conditions, continued to weigh on the market. The harsh environment ultimately forced a record number of companies to file for bankruptcy. As a result, corporate issuance dropped off dramatically from its record pace at the beginning of 2002. Also weighing on the market this year were the dual concerns over a potential war with Iraq and the ongoing trepidation over terrorist strikes. The year drew to a close with North Korea threatening to restart its nuclear weapons program, oil prices spiking to a two-year high, and the lingering possibility of war with Iraq.

     Corporate pricing power continues to lag yet it remains a necessary factor for economic growth. During the year, the dollar has depreciated over 15% against the euro and by 10% versus the yen. The decline of the dollar this year is due, in large part, to the widening trade balance, which reached -$40.1 billion in November, its most recent reading. A weaker dollar translates into higher domestic prices as foreign companies will be hard pressed to "break even" and may thus need to raise prices when selling products in the United States. This trend should therefore provide support against lingering deflationary pressures.

     Throughout the year, uncertainty and volatility proved to be the primary themes in nearly all markets. Key economic indicators do not point conclusively to either a sustainable market recovery or to a "double-dip" recession scenario. Fundamental indicators began the period with seemingly optimistic readings, but more recent data point towards an uncertain economic recovery. GDP growth is a prime example of the variance that market measures have displayed throughout the year. GDP growth began 2002 with a strong reading of 5.0%, then lagged expectations for the second quarter, growing only 1.3%, and was ultimately revised upward to 4.0% at the conclusion of the third quarter. However, continued weakness in several key components of the measure fueled concerns over the pace of a full economic recovery. The Consumer Confidence Index ran high through the first half of the year, but has noticeably dropped off since June, stressing the concerns over the strength of the highly leveraged consumer. The unemployment rate has also fluctuated throughout the year, reaching 6.0% in April and once again in November. Recently released jobless data, however, seems to point in the direction of an improving trend.

     The effect of the year's events resulted in the Federal Open Market Committee ("FOMC") reducing interest rates on November 6th. In their decision to cut the Fed Funds rate by 50 basis points ("bps"), the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment." Since that time, the economic recovery has continued to be sluggish, but the financial markets appear to have somewhat stabilized following a period of considerable volatility. Accordingly, the FOMC held rates steady at the December meeting citing the strengthening trends in economic data.

     The pieces that currently appear to be falling into place should eventually foster a healthier economy. Accommodative monetary policy, additional fiscal stimulus, healthier corporate balance sheets and a weaker dollar should stimulate the economic environment. The path to trend or above-trend growth, however, will not be smooth as several significant obstacles remain. Excess capacity and a lack of pricing power, which is hampering profitability and restraining a pick-up in business investment, are the most notable impediments. Furthermore, consumers are showing signs of belt tightening, energy prices have risen sharply and geopolitical risks persist.

     The Treasury market began the year with muted volatility. Relative calm gave way, though, as promising economic data began to surface and the FOMC shifted its bias from weakness to neutral. Rising yields placed the Treasury market under pressure as market participants priced in a 3.5% Fed Funds rate by year's end. Conversely, when the prospects of a near-term economic recovery soon faded, Treasuries rallied strongly. For the year, the Treasury market returned 11.79%, as measured by the LEHMAN BROTHERS U.S. TREASURY INDEX. Yields of short and intermediate maturities, specifically in the 2- to 5-year range, have declined faster than those of longer maturity issues due to risk aversion and the expectation that short-term rates would fall. Rates have fallen across the curve in 2002 and the 10-year yield touched 3.5%, a low not seen since the early 1960s. The rekindling of the equity markets in October and November prompted yields on 10-year Treasuries to reverse their downward trend and quickly rise from the historically low levels it had reached. Continued global anxieties and a lack of liquidity, however, took hold in December and Treasuries fought to overcome the setbacks of the prior months. As of December 31, 2002, the 10-year Treasury was yielding 3.81% versus 5.05% a year earlier.

     For the year ended December 31, 2002, the LEHMAN BROTHERS MORTGAGE INDEX returned 8.75% versus 10.26% for the LEHMAN BROTHERS U.S. AGGREGATE INDEX. Following a historically high level of refinancing activity towards the end of 2001, mortgages began the period with declining yields before rising sharply in March. Higher coupon mortgages outperformed lower coupons for much of the period and 30-year mortgages outperformed 15-years. Lower coupons suffered much of the period amidst a confluence of low interest rates, threats of supply and prepayments and rising volatility. During the fourth quarter, lower coupon mortgages returned to favor as the MBA REFINANCING INDEX again spiked to an all-time high during October and continues to run at historically high levels. Although increased concerns over prepayments and expectations of large supply have threatened performance, mortgages have been one of the best performing asset classes in 2002. On a duration-adjusted basis, mortgages have outperformed Treasuries by 1.73% in 2002. Strong demand for mortgages has been sparked, in part, by the steepness of the yield curve and their high credit quality profile. Banks in particular have been active mortgage buyers with their reluctance to assume added credit risk in the corporate market.

     For the year ended December 31, 2002, the LEHMAN BROTHERS U.S. CREDIT INDEX returned 10.53% compared to the 10.26% posted by the LEHMAN BROTHERS U.S. AGGREGATE INDEX over the same period. Despite strong absolute returns, the corporate market experienced extreme price volatility and ended one of its worst years on record, underperforming their duration-adjusted Treasuries by 1.87%. Several corporate blowups, accounting scandals, volatile equity markets and anemic economic indicators negatively impacted the corporate bond market. Investors became intolerant of any negative headlines and even the valuations of stable companies were increasingly impacted by concentrated events. Corporates significantly lagged Treasuries through the first three quarters of 2002. Nevertheless, as the equity markets staged a rally in October and November, corporates returned to favor, outperforming Treasuries by 251 bps in the fourth quarter. Within the corporate sector, higher quality securities outperformed lower quality issues on the year, with dramatic performance differences between in-favor and out-of-favor issuers. Following record gross new issuance of $587 billion in 2001 and sizeable issuance in early 2002, this trend has slowed dramatically despite the ability to finance at historically low interest rates. The primary reasons for the decline in new supply are the lack of liquidity in the market and reduced capital spending by corporations. The effects of these deterrents were underscored in December when issuance was $27 billion, compared to an average monthly issuance of $49 billion in 2001. Fundamentals remain weak overall as downgrades continue and corporate leverage is historically high. Pricing power also remains an issue and will likely weigh down on future profits. In the presence of opaque accounting, firms have come under increased scrutiny, which may lead to greater transparency in reporting and thus bolster investor confidence.

THE TRUSTS' PORTFOLIOS AND INVESTMENT STRATEGIES

     BlackRock actively manages the Trusts' portfolio holdings consistent with BlackRock's overall market outlook and the Trusts' respective investment objectives. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trusts to capitalize upon changing market conditions by rotating sectors, credits and coupons.

     Additionally, the Trusts in this report may employ leverage to enhance their income by borrowing at short-term rates and investing the proceeds in longer maturity issues which typically have higher yields. The degree to which the Trusts can benefit from their use of leverage may affect their ability to pay high monthly income.

     The table below summarizes the approximate amount of leverage, as a percentage of managed assets, for each Trust at December 31, 2002.

                                 TRUST LEVERAGE
------------------------------------------------------------------------------
  BLACKROCK ADVANTAGE TERM TRUST (BAT)                 19%
------------------------------------------------------------------------------
  BLACKROCK INVESTMENT QUALITY TERM TRUST (BQT)        24
------------------------------------------------------------------------------

     We look forward to continuing to manage BlackRock's closed-end funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock closed-end funds. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Michael P. Lustig
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

CONSOLIDATED TRUST SUMMARIES
DECEMBER 31, 2002
BLACKROCK ADVANTAGE TERM TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BAT
--------------------------------------------------------------------------------
 Initial Offering Date:                                        April 27, 1990
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                              $11.85
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                   $12.01
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($11.85):(1)           5.91%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share:(2)                        $ 0.05833
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share:(2)                     $ 0.70000
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                  12/31/02       12/31/01        CHANGE           HIGH            LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                       $11.85         $11.15           6.28%         $12.05         $10.95
--------------------------------------------------------------------------------------------------------
NAV                                $12.01         $11.64           3.18%         $12.34         $11.54
--------------------------------------------------------------------------------------------------------
5-YEAR U.S. TREASURY NOTE            2.73%          4.30%        (36.51)%          4.84%          2.56%
--------------------------------------------------------------------------------------------------------

The following charts compare the Trust's asset composition and credit quality allocations:

--------------------------------------------------------------------------------
COMPOSITION                                 DECEMBER 31, 2002  DECEMBER 31, 2001
--------------------------------------------------------------------------------
Agency Zero Coupon Bonds                         66%                 55%
--------------------------------------------------------------------------------
Corporate Bonds                                   7                   8
--------------------------------------------------------------------------------
Stripped Money Market Instrument                  7                   6
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                   6                  10
--------------------------------------------------------------------------------
Taxable Municipal Bonds                           5                   5
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities          3                   8
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities             2                   3
--------------------------------------------------------------------------------
U.S. Government and Agency Securities             1                  --
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs      1                   2
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                            1                   1
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities         1                   1
--------------------------------------------------------------------------------
Asset-Backed Securities                          --                   1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CREDIT RATING*                    DECEMBER 31, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------
  AAA/Aaa                                    19%                   18%
--------------------------------------------------------------------------------
  AA/Aa                                      10                    10
--------------------------------------------------------------------------------
  A/A                                        34                    39
--------------------------------------------------------------------------------
  BBB/Baa                                    37                    33
--------------------------------------------------------------------------------

* Using the higher of S&P's, Moody's or Fitch's rating. Percentage based on the total market value of corporate bonds. Corporate bonds represented approximately 8.6% of net assets on December 31, 2002.

CONSOLIDATED TRUST SUMMARIES
DECEMBER 31, 2002
BLACKROCK INVESTMENT QUALITY TERM TRUST

                                TRUST INFORMATION
------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                           BQT
------------------------------------------------------------------------------
Initial Offering Date:                                 April 21, 1992
------------------------------------------------------------------------------
Closing Market Price as of 12/31/02:                        $9.69
------------------------------------------------------------------------------
Net Asset Value as of 12/31/02:                             $9.44
------------------------------------------------------------------------------
Yield on Closing Market Price as of 12/31/02 ($9.69):(1)     4.13%3
------------------------------------------------------------------------------
Current Monthly Distribution per Share:(2)                  $0.033333
------------------------------------------------------------------------------
Current Annualized Distribution per Share:(2)               $0.40003
------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

(3) Effective with the February 1, 2003 dividend declaration, the Board of Directors changed the Current Monthly Distribution per Share to $0.00833. Subsequently, the Current Annualized Distribution per Share and the Yield on Closing Market Price as of 12/31/02 was $0.1 and 1.03%, respectively.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                  12/31/02       12/31/01        CHANGE           HIGH            LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                        $9.69          $9.26           4.64%          $9.69          $9.13
--------------------------------------------------------------------------------------------------------
NAV                                 $9.44          $9.39           0.53%          $9.59          $9.31
--------------------------------------------------------------------------------------------------------
2-YEAR U.S. TREASURY NOTE            1.60%          3.03%        (47.19)%          3.73%          1.59%
--------------------------------------------------------------------------------------------------------

The following charts compare the Trust's asset composition and credit quality allocations:

-------------------------------------------------------------------------------------------
COMPOSITION                                      DECEMBER 31, 2002        DECEMBER 31, 2001
-------------------------------------------------------------------------------------------
Corporate Bonds                                       28%                       32%
-------------------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs      14                         1
-------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                 14                         3
-------------------------------------------------------------------------------------------
Mortgage Pass-Throughs                                13                        22
-------------------------------------------------------------------------------------------
Stripped Money Market Instrument                      11                        10
-------------------------------------------------------------------------------------------
Taxable Municipal Bonds                                6                         6
-------------------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities               4                         5
-------------------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs           3                         4
-------------------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                        2                         9
-------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  2                         4
-------------------------------------------------------------------------------------------
Asset-Backed Securities                                1                         2
-------------------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities              1                         1
-------------------------------------------------------------------------------------------
Adjustable Rate Mortgages                              1                         1
-------------------------------------------------------------------------------------------


  CREDIT RATING*    DECEMBER 31, 2002      DECEMBER 31, 2001
------------------------------------------------------------
  AAA/Aaa                    3%                    2%
------------------------------------------------------------
  AA/Aa                    20                    15
------------------------------------------------------------
  A/A                      47                    41
  BBB/Baa                  28                    42
  BB/Ba                     2                    --
------------------------------------------------------------

* Using the higher of S&P's, Moody's or Fitch's rating. Percentage based on the total market value of corporate bonds. Corporate bonds represented approximately 28.9% of net assets on December 31, 2002.

CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
BLACKROCK ADVANTAGE TERM TRUST

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--122.9%
                        MORTGAGE PASS-THROUGHS--1.3%
                        Federal Home Loan Mortgage Corp.,

              $  414      6.50%, 8/01/25 - 10/01/25 .................................................................. $ 433,686
                  35      9.50%, 1/01/05 .............................................................................    37,687
                   3    Federal National Mortgage Association, 9.50%, 7/01/20 ........................................     2,796
                 928@   Government National Mortgage Association, 8.00%, 1/15/26 - 7/15/27 ........................... 1,009,249
                                                                                                                       ---------
                                                                                                                       1,483,418
                                                                                                                       ---------
                        AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--1.6%
                 274    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 1518, Class 1518-E, 4/15/22 .........................................................   277,545
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 449      Trust 1992-43, Class 43-E, 4/25/22 .........................................................   480,566
               1,444@     Trust 1993-193, Class 193-E, 9/25/23 ....................................................... 1,054,621
                                                                                                                       ---------
                                                                                                                       1,812,732
                                                                                                                       ---------
                        INVERSE FLOATING RATE MORTGAGES--7.9%
   AAA           399    Countrywide Home Loans, Inc., Series 1998-13, Class 13-A8, 8/25/28 ...........................   406,681
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 657      Series 1414, Class 1414-S, 11/15/07 ........................................................   687,814
                 161      Series 1490, Class 1490-SE, 4/15/08 ........................................................   172,039
                  75      Series 1537, Class 1537-SB, 6/15/08 ........................................................    76,587
               1,150      Series 1601, Class 1601-SD, 10/15/08 ....................................................... 1,172,687
                 922      Series 1621, Class 1621-SH, 11/15/22 .......................................................   989,355
                 270      Series 1635, Class 1635-P, 12/15/08 ........................................................   275,268
                  38      Series 1655, Class 1655-SB, 12/15/08 .......................................................    40,643
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
               1,103      Trust 1992-190, Class 190-S, 11/25/07 ...................................................... 1,412,659
                 588      Trust 1993-214, Class 214-S, 12/25/08 ......................................................   619,576
                 609      Trust 1993-214, Class 214-SL, 12/25/08 .....................................................   637,660
                 151      Trust 1993-221, Class 221-SA, 3/25/08 ......................................................   155,654
                 754      Trust 1993-224, Class 224-SE, 11/25/23 .....................................................   778,984
   AAA         1,621    Sears Mortgage Securities Corp., Series 1993-7, Class 7-S3, 4/25/08 .......................... 1,620,879
                                                                                                                       ---------
                                                                                                                       9,046,486
                                                                                                                       ---------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--3.7%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                   3      Series 1543, Class 1543-VU, 4/15/23 ........................................................    62,085
                 718      Series 1588, Class 1588-PM 9/15/22 .........................................................    60,092
               2,379      Series 1989, Class 1989-SL, 5/15/08 ........................................................     7,436
               2,379      Series 1989, Class 1989-SM, 5/15/08 ........................................................    56,141
               1,707      Series 2097, Class 2097-PY, 12/15/19 .......................................................    24,570
               1,227      Series 2115, Class 2115-IA, 11/15/10 .......................................................    33,939
               2,603      Series 2130, Class 2130-PF, 4/15/11 ........................................................    61,819
               2,601      Series 2301, Class 2301-IL, 11/15/20 .......................................................    17,069
               9,437      Series 2351, Class 2351-PI, 4/15/21 ........................................................   116,488
               3,513      Series 2353, Class 2353-TI, 9/15/08 ........................................................    21,955
               7,423      Series 2542, Class 2542-IY, 5/15/16 ........................................................   656,447
               6,400      Series 2543, Class 2543-IJ, 10/15/12 .......................................................   854,000
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 644      Trust 1993-188, Class 188-VA, 3/25/13 ......................................................    46,352
               1,243      Trust 1993-194, Class 194-PV, 6/25/08 ......................................................    82,359
                 528      Trust 1993-223, Class 223-PT, 10/25/23 .....................................................    60,876
               1,158      Trust 1996-24, Class 24-SG, 3/25/08 ........................................................    16,650
               5,914      Trust 1997-84, Class 84-PJ, 1/25/08 ........................................................   401,418
               3,911      Trust 1998-61, Class 61-S, 12/25/08 ........................................................   156,447
               3,304      Trust 1999-35, Class 35-LS, 2/25/22 ........................................................    20,649
               2,750      Trust 2001-53, Class 53-IC, 10/25/21 .......................................................    79,063
               1,856      Trust 2001-68, Class 68-EC, 9/25/10 ........................................................   127,619

                 See Notes to Consolidated Financial Statements.

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,--(cont'd)
             $15,508      Trust 2002-9, Class 9-PI, 7/25/09 .........................................................  $ 363,480
              11,124      Trust 2002-14, Class 14-PI, 4/25/12 .......................................................    291,994
                        Government National Mortgage Association,
                 211      Trust 1998-24, Class 24-IB, 5/20/23 .......................................................        988
               2,289      Trust 1999-17, Class 17-PF, 10/16/25 ......................................................     37,203
               8,099      Trust 1999-25, Class 25-SL, 7/20/29 .......................................................    458,083
                  72      Trust 2000-7, Class 7-IB, 6/16/25 .........................................................      2,791
              83,357    Residential Funding Mortgage Securities I, Inc., Series 1999-S14, Class I-A16, 6/25/29 ......    117,221
                                                                                                                      ----------
                                                                                                                       4,235,234
                                                                                                                      ----------
                        PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--1.0%
   AAA            20    Collateralized Mortgage Obligation Trust, Trust 29, Class A, 5/23/17 ........................     18,597
                   5    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 2242, Class 2242-BP, 2/15/29 .......................................................      4,714
               1,406    Federal National Mortgage Association, REMIC Pass-Through Certificates,
                          Trust 1993-225, Class 225-ME, 11/25/23 ....................................................  1,054,500
                                                                                                                      ----------
                                                                                                                       1,077,811
                                                                                                                      ----------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES--2.0%
   AAA         2,000    New York City Mortgage Loan Trust, Multifamily, Series 1996, Class A-2, 6.75%, 6/25/11**
                                                                                                                       2,228,750
                                                                                                                      ----------
                        ASSET-BACKED SECURITIES***
   NR            399+   Global Rated Eligible Asset Trust, Series 1998-A, Class A-1, 7.33%, 9/15/07** ...............     21,935
   NR            854+   Structured Mortgage Asset Residential Trust, Series 1997-3, 8.57%, 4/15/06@@ ................     32,029
                                                                                                                      ----------
                                                                                                                          53,964
                                                                                                                      ----------
                        U.S. GOVERNMENT AND AGENCY SECURITIES--1.7%
                 420    Small Business Investment Companies, Series 1998-P10A-1, 6.12%, 2/01/08 .....................    444,732
               1,450@   United States Treasury Notes, 3.50%, 11/15/06 ...............................................  1,508,906
                                                                                                                      ----------
                                                                                                                       1,953,638
                                                                                                                      ----------
                        AGENCY ZERO COUPON BONDS--80.6%
              12,407    Aid to Israel, 2/15/05 - 8/15/05 ............................................................ 11,556,740
                        Government Trust Certificates,
               5,220      Israel, Class 2-F, 5/15/05 ................................................................  4,940,882
              13,760      Turkey, Class T-1, 5/15/05 ................................................................ 13,024,239
              22,926@   Resolution Funding Corp., 7/15/05 ........................................................... 21,825,781
              11,026@   Financing Corp. (FICO) Strips, 12/06/05 ..................................................... 10,261,689
               6,216    Tennessee Valley Authority, 11/01/05 ........................................................  5,793,436
              26,000    United States Treasury Bond Strips, 8/15/05 - 11/15/05 ...................................... 24,671,410
                                                                                                                      ----------
                                                                                                                      92,074,177
                                                                                                                      ----------
                        TAXABLE MUNICIPAL BONDS--6.1%
   AAA         1,000    Alameda County California Pension Obligation, Zero Coupon, 12/01/05 .........................    925,900
   AAA         1,000    Alaska Energy Authority Power Revenue, Zero Coupon, 7/01/05 .................................    947,060
   Aaa         1,200    Kern County California Pension Obligation, Zero Coupon, 2/15/03 - 8/15/05 ...................  1,123,554
                        Long Beach California Pension Obligation,
   AAA         1,204      Zero Coupon, 3/01/03 - 9/01/05 ............................................................  1,125,992
   AAA           500      7.09%, 9/01/09 ............................................................................    593,196
                        Los Angeles County California Pension Obligation,
   AAA         1,169      Zero Coupon, 6/30/03 - 6/30/05 ............................................................  1,097,143
   AAA         1,000      Series A, 8.62%, 6/30/06 ..................................................................  1,188,580
                                                                                                                      ----------
                                                                                                                       7,001,425
                                                                                                                      ----------
                        CORPORATE BONDS--8.6%
                        FINANCE & BANKING--3.6%
   Aa1           950    Citigroup, Inc., 5.75%, 5/10/06 .............................................................  1,030,235
   A+          1,209    Equitable Life Assurance Society, Zero Coupon, 6/01/03 - 12/01/05** .........................  1,105,804
   AAA         1,900    UBS PaineWebber Group, Inc., 7.875%, 2/15/03 ................................................  1,912,977
                                                                                                                      ----------
                                                                                                                       4,049,016
                                                                                                                      ----------
                        INDUSTRIALS--3.2%
   A           1,000    Alltel Corp., 7.50%, 3/01/06 ................................................................  1,108,840
   BBB         1,000    TCI  Communications, Inc., 8.25%, 1/15/03 ...................................................  1,000,000
   Baa2        1,666    Union Pacific Corp., Zero Coupon, 5/01/03 - 5/01/05** .......................................  1,570,779
                                                                                                                      ----------
                                                                                                                       3,679,619
                                                                                                                      ----------

                 See Notes to Consolidated Financial Statements.

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS--(CONT'D)
                        YANKEE--1.8%
   BBB-       $1,000    Empresa Electrica Guacolda SA, 7.95%, 4/30/03** ..........................................   $ 1,016,341
   A-          1,000    Israel Electric Corp., Ltd., 7.25%, 12/15/06** ...........................................     1,076,520
                                                                                                                    ------------
                                                                                                                       2,092,861
                                                                                                                    ------------
                        Total corporate bonds ....................................................................     9,821,496
                                                                                                                    ------------
                        STRIPPED MONEY MARKET INSTRUMENT--8.4%
              10,000    Vanguard Prime Money Market Portfolio, 12/31/04 ..........................................     9,614,000
                                                                                                                    ------------
                        COLLATERALIZED MORTGAGE OBLIGATION RESIDUALS***
                  10    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 1035, Class 1035-R, 1/15/21 .....................................................           100
                                                                                                                    ------------
                        Total long-term investments (cost $128,031,814) ..........................................   140,403,231
                                                                                                                    ------------
                        SHORT-TERM INVESTMENT--1.8%
                        DISCOUNT NOTE
               2,100    Federal Home Loan Bank, 0.75%, 1/02/03
                          (amortized cost $2,099,956) ............................................................     2,099,956
                                                                                                                    ------------
                        Total investments--124.7%
                          (cost $130,131,770) ....................................................................   142,503,187
                        Liabilities in excess of other assets--(24.7)% ...........................................    (28,246,832)
                                                                                                                    ------------
                        NET ASSETS--100% .........................................................................  $ 114,256,355
                                                                                                                    =============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.

  ** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 6.1% of its net assets, with a current market value of $7,020,129, in securities restricted as to resale.

 *** Illiquid securities representing 0.05% of net assets.

   @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

  @@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $71,734.

   + Security is fair valued. (Note 1)

                              KEY TO ABBREVIATION:

                REMIC -- Real Estate Mortgage Investment Conduit

                 See Notes to Consolidated Financial Statements.

CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002
BLACKROCK INVESTMENT QUALITY TERM TRUST

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--101.4%
                        MORTGAGE PASS-THROUGHS--13.4%
                        Federal Home Loan Mortgage Corp.,
            $  6,874@     6.50%, 9/01/25 - 6/01/29 ...............................................................$    7,169,203
               2,781@     7.00%, 12/01/28 ........................................................................     2,927,796
                        Federal Housing Administration,
               1,298      Colonial, Series 37, 7.40%, 12/01/22 ...................................................     1,397,864
               4,176      GMAC, Series 51, 7.43%, 2/01/21 ........................................................     4,500,822
               2,762      Tuttle Grove, 7.25%, 10/01/35 ..........................................................     2,828,164
                        USGI,
                 761      Series 99, 7.43%, 10/01/23 .............................................................       820,247
               7,454      Series 885, 7.43%, 3/01/22 .............................................................     8,035,509
               1,507      Series 2081, 7.43%, 5/01/23 ............................................................     1,624,367
                        Federal National Mortgage Association,
              16,665@     6.50%, 8/01/28 - 6/01/29 ...............................................................    17,378,331
                                                                                                                      ----------
                                                                                                                      46,682,303
                                                                                                                      ----------
                        AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--3.3%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
               4,469      Series 1468, Class 1468-ZB, 2/15/21 ....................................................     4,502,094
                 342      Series 1587, Class 1587-KA, 7/15/08 ....................................................       343,309
               4,050@     Series 2061, Class 2061-K, 4/20/25 .....................................................     4,100,625
               1,896    Federal National Mortgage Association, REMIC Pass-Through Certificates, Trust 1992-43,
                          Class 43-E, 4/25/22 ....................................................................     2,030,392
                 531    Government National Mortgage Association, REMIC Pass-Through Certificates, Trust 1998-18,
                          Class 18-PV, 11/20/23 ..................................................................       531,853
                                                                                                                      ----------
                                                                                                                      11,508,273
                                                                                                                      ----------
                        NON-AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--14.1%
                        GE Capital Mortgage Services, Inc.,
   AAA        18,747@     Series 1994-10, Class A10, 6.50%, 3/25/24 ..............................................    19,209,711
   AAA         1,887      Series 1994-13, Class A11, 6.50%, 4/25/24 ..............................................     1,932,613
   Aaa        10,448    Prudential Home Mortgage Securities Co., Mortgage Pass-Through Certificates,
                          Series 1993-43, Class A10, 6.75%, 10/25/23 .............................................    10,604,418
   AAA        17,072@   Wells Fargo Mortgage Backed Securities, Series 2001-21, Class A6,  6.75%, 10/25/31 .......    17,455,725
                                                                                                                      ----------
                                                                                                                      49,202,467
                                                                                                                      ----------
                        ADJUSTABLE RATE MORTGAGE SECURITIES--0.8%
                 310    Federal National Mortgage Association, REMIC Pass-Through Certificates, Trust 1993-179,
                          Class 179-FE, 10/25/21 .................................................................       309,125
   AAA         2,441    Residential Funding Mortgage Securities I, Inc., Series 1993-S15, Class A16, 4/25/08 .....     2,448,907
                                                                                                                      ----------
                                                                                                                       2,758,032
                                                                                                                      ----------
                        INVERSE FLOATING RATE MORTGAGES--1.8%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 419      Series 1565, Class 1565-OA, 8/15/08 ....................................................       429,371
               3,273@     Series 1635, Class 1635-P, 12/15/08 ....................................................     3,340,592
                 171      Series 1655, Class 1655-SB, 12/15/08 ...................................................       181,531
                  40      Series 1671, Class 1671-MF, 2/15/24 ....................................................        43,590
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
               1,048      Trust 1992-155, Class 155-SB, 12/25/06 .................................................     1,055,325
               1,000      Trust 1993-143, Class 143-SC, 8/25/23 ..................................................     1,058,940
                  37      Trust 1994-17, Class 17-SA, 1/25/09 ....................................................        38,232
   AAA           252    Residential Funding Mortgage Securities I, Inc., Series 1993-S15, Class A17, 4/25/08 .....       257,271
                                                                                                                      ----------
                                                                                                                       6,404,852
                                                                                                                      ----------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--3.6%
              56,569    Citicorp Mortgage Securities, Inc., Series 1999-3, Class A3, 5/25/29 .....................       132,584
              11,244    CS First Boston Mortgage Securities Corp., Series 2001-S15, Class 2AIO, 7/25/04 ..........       681,690
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 152      Series 1489, Class 1489-K, 10/15/07 ....................................................         7,671
                 189      Series 1542, Class 1542-QC, 10/15/20 ...................................................         2,034
               3,810      Series 1611, Class 1611-DA, 5/15/21 ....................................................        38,100
               2,541      Series 1684, Class 1684-JB, 9/15/21 ....................................................        25,413

                 See Notes to Consolidated Financial Statements.

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,--
                          (cont'd)
              $   57      Series 1751, Class 1751-PL, 10/15/23 ....................................................  $     1,643
               7,923      Series 1918, Class 1918-SC, 1/15/04 .....................................................      230,272
               2,476      Series 2055, Class 2055-IB, 12/15/09 ....................................................       34,166
               2,432      Series 2134, Class 2134-PJ, 4/15/11 .....................................................       65,357
                 309      Series 2144, Class 2144-GI, 12/15/07 ....................................................        4,470
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 248      Trust 1993-109, Class 109-QC, 7/25/07 ...................................................        1,132
                  69      Trust 1994-27, Class 27-WC, 3/25/20 .....................................................          436
               1,885      Trust 1994-42, Class 42-SO, 3/25/23 .....................................................      158,864
               4,128      Trust 1996-24, Class 24-SE, 3/25/09 .....................................................      633,466
              15,140      Trust 1997-37, Class 37-SD, 10/25/22 ....................................................      823,217
               7,477      Trust 1997-81, Class 81-S, 12/18/04 .....................................................      268,697
              11,672      Trust 2002-68, Class 68-IK, 8/25/10 .....................................................      736,807
              22,174    GMAC Mortgage Corporation Loan Trust, Series 2002-HE2, Class AIO, 6/25/27 .................    2,629,699
              25,000    Impac Secured Assets Corp., Series 2002-1, Class AIO, 7/25/04 .............................    1,906,250
               1,100    Norwest Asset Securities Corp., Series 1998-25, Class A6, 12/25/28 ........................       21,992
               2,121    PNC Mortgage Securities Corp., Series 1999-5, Class 1A-11, 7/25/29 ........................       81,520
              28,972    Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AIIO, 9/25/04 ...........    1,570,826
              16,250    Residential Funding Mortgage Securities II, Inc., Series 2002-HI2, Class AIO, 9/25/04 .....    2,368,945
                                                                                                                      ----------
                                                                                                                      12,425,251
                                                                                                                      ----------
                        PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--1.0%
               3,467@   Government National Mortgage Association, REMIC Pass-Through Certificates, Trust 2001-31,
                          Class 31-OQ, 10/20/28 ...................................................................    3,458,480
                                                                                                                      ----------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES--1.6%
   AAA         5,000    New York City Mortgage Loan Trust, Multifamily, Series 1996, Class A2, 6.75%, 6/25/11** ...    5,571,875
                                                                                                                      ----------
                        ASSET-BACKED SECURITIES--1.3%
   NR          2,552+   Global Rated Eligible Asset Trust, Series 1998-A, Class A-1, 7.33%, 9/15/07**/*** .........      140,360
                        Structured Mortgage Asset Residential Trust @@/***
   NR          3,853+     Series 1997-2, 8.24%, 3/15/06 ...........................................................      144,469
   NR          4,271+     Series 1997-3, 8.57%, 4/15/06 ...........................................................      160,146
   Aa1         4,000    Student Loan Marketing Association, Series 1995-1, Class 1-CTFS, 2.207%, 10/25/09 .........    3,942,500
                                                                                                                      ----------
                                                                                                                       4,387,475
                                                                                                                      ----------
                        U.S. GOVERNMENT AND AGENCY SECURITIES--14.1%
                        Small Business Administration,
               1,290      Series 1996-20F, 7.55%, 6/01/16 .........................................................    1,449,059
               1,140      Series 1996-20G, 7.70%, 7/01/16 .........................................................    1,276,532
               3,200      Series 1996-20K, 6.95%, 11/01/16 ........................................................    3,534,965
                 719    Small Business Investment Companies, Series 1998-P10A-1, 6.12%, 2/01/08 ...................      761,527
               1,000    United States Treasury Bond, 5.375%, 2/15/31 ..............................................    1,090,156
              30,000@   United States Treasury Bond Strip, Zero Coupon, 11/15/04 ..................................   29,128,950
                        United States Treasury Notes,
               5,400      5.25%, 5/15/04 ..........................................................................    5,689,656
                 870      5.875%, 11/15/04 ........................................................................      939,634
               4,950      6.00%, 8/15/04 ..........................................................................    5,316,102
                                                                                                                      ----------
                                                                                                                      49,186,581
                                                                                                                      ----------
                        TAXABLE MUNICIPAL BONDS--6.4%
   AAA         2,000    Fresno California Pension Obligation, 7.15%, 6/01/04 ......................................    2,151,580
   AAA         4,000    Los Angeles County California Pension Obligation, 6.77%, 6/30/05 ..........................    4,434,280
   AAA         7,000    New Jersey Econ. Dev. Auth., Zero Coupon, 2/15/04 .........................................    6,833,050
   A+          5,000    New York City, G.O., 7.50%, 4/15/04 .......................................................    5,331,150
   AA-         1,000    New York State Environmental Facilities Corp., Service Contract Rev., 6.95%, 9/15/04 ......    1,078,950
   AAA         2,250    San Francisco California City & Cnty. Arpts. Commission, International Airport,
                           6.55%, 5/01/04 .........................................................................    2,388,353
                                                                                                                      ----------
                                                                                                                      22,217,363
                                                                                                                      ----------
                        CORPORATE BONDS--28.9%
                        FINANCE & BANKING--9.7%
   Aa2         2,500    Bank of America, 7.875%, 5/16/05 ..........................................................    2,815,942
   Aa1         1,850    Citigroup, Inc., 5.75%, 5/10/06 ...........................................................    2,006,248
   A3          4,000    Ford Motor Credit Co., 6.70%, 7/16/04 .....................................................    3,818,149
   Aa3         4,850    Goldman Sachs Group, 6.25%, 2/01/03** .....................................................    4,869,515
   A-          4,000    John Deere Capital Corp., 5.52%, 4/30/04 ..................................................    4,184,096
   Aa3         4,000    Merrill Lynch & Co., Inc., 6.00%, 11/15/04 ................................................    4,257,522
   A+          1,000    Metropolitan Life Insurance Co., 6.30%, 11/01/03** ........................................    1,031,433
   Aa3         3,100    Reliaster Financial Corp., 6.625%, 9/15/03 ................................................    3,208,128


                 See Notes to Consolidated Financial Statements.

              PRINCIPAL
   RATING*     AMOUNT
(UNAUDITED)     (000)                                    DESCRIPTION                                                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS--(CONT'D)
                        FINANCE & BANKING--(CONT'D)
                        UBS PaineWebber Group, Inc.,
   AAA       $   500      6.90%, 2/09/04 .......................................................................     $   528,170
   AAA         2,000      8.875%, 3/15/05 ......................................................................       2,230,000
                        Xtra, Inc.,
   A-          2,000      6.50%, 1/15/04 .......................................................................       2,067,380
   A-          2,500      7.22%, 7/31/04 .......................................................................       2,645,950
                                                                                                                     -----------
                                                                                                                      33,662,533
                                                                                                                     -----------
                        INDUSTRIALS--5.2%
   BBB         4,000    Amerada Hess Corp., 5.30%, 8/15/04 .....................................................       4,181,867
   BB+           400    American Airlines, Inc., 10.44%, 3/04/07 ...............................................         176,000
   BBB+        2,000    General Mills, Inc., 8.75%, 9/15/04 ....................................................       2,216,300
   BBB-        3,000    Northrop Grumman Corp., 8.625%, 10/15/04 ...............................................       3,307,705
   BBB+        5,000    Pulte Corp., 8.375%, 8/15/04 ...........................................................       5,325,150
   BBB         3,000    TCI Communications, Inc., 8.25%, 1/15/03 ...............................................       3,000,000
                                                                                                                     -----------
                                                                                                                      18,207,022
                                                                                                                     -----------
                        OTHER--5.7%
   A3         18,320@   Targeted Return Index Securities Trust, Series 5-2002, 5.936%, 1/25/07** ...............      19,764,898
                                                                                                                     -----------
                        UTILITIES--2.2%
                        Alltel Corp.,
   A           2,000      7.125%, 3/01/03 ......................................................................       2,016,720
   A           2,000      7.50%, 3/01/06 .......................................................................       2,217,680
   Baa1        2,000    Ohio Edison Co., 8.625%, 9/15/03 .......................................................       2,064,530
   BB+         1,485    Pinnacle One Partners LP, 8.83%, 8/15/04** .............................................       1,395,900
                                                                                                                     -----------
                                                                                                                       7,694,830
                                                                                                                     -----------
                        YANKEE--6.1%
   BBB         2,000    Canadian Pacific Ltd., 6.875%, 4/15/03 .................................................       2,025,100
   Aa3         3,000    Den Danske Bank, 7.25%, 6/15/05** ......................................................       3,176,660
   BBB-        1,000    Empresa Electrica Guacolda SA, 7.95%, 4/30/03** ........................................       1,016,342
   A-          3,500    Israel Electric Corp., Ltd., 7.25%, 12/15/06** .........................................       3,767,820
   A+          5,000@   Quebec Province, 8.625%, 1/19/05 .......................................................       5,669,350
   Baa2        5,000    Telekom Malaysia Berhad, 7.125%, 8/01/05** .............................................       5,446,680
                                                                                                                     -----------
                                                                                                                      21,101,952
                                                                                                                     -----------
                        Total corporate bonds                                                                        100,431,235
                                                                                                                     -----------
                        STRIPPED MONEY MARKET INSTRUMENT--11.1%
              40,000    Vanguard Prime Money Market Portfolio, 12/31/04 ........................................      38,456,000
                                                                                                                     -----------
                        Total long-term investments (cost $331,373,997) ........................................     352,690,187
                                                                                                                     -----------
                        SHORT-TERM INVESTMENT--29.3%
                        DISCOUNT NOTE
             101,700    Federal Home Loan Bank, 0.75%, 1/02/03
                          (amortized cost $101,697,881) ........................................................     101,697,881
                                                                                                                     -----------
                        Total investments before investment sold short--130.7% (cost $433,071,878) .............     454,388,068
                                                                                                                     -----------
                        INVESTMENT SOLD SHORT--(0.3)%
               1,000    United States Treasury Note, 3.25%, 5/31/04 (proceeds $1,008,125) ......................      (1,026,830)
                                                                                                                     -----------
                        Total investments net of investment sold short--130.4% (cost $432,063,753) .............      453,361,238
                        Other liabilities in excess of other assets--(30.4)% ...................................     (105,714,563)
                                                                                                                     -----------
                        NET ASSETS--100% .......................................................................     $347,646,675
                                                                                                                     ============

----------
   * Using the higher of S&P's, Moody's or Fitch's rating.

  ** Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 13.3% of its net assets, with a current market value of $46,181,483, in securities restricted as to resale. *** Illiquid securities representing 0.13% of net assets.

   @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

  @@ Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $684,671.

   +  Security is fair-valued. (Note 1)

                              KEY TO ABBREVIATIONS:

             G.O.  -- General Obligation
             REMIC -- Real Estate Mortgage Investment Conduit

                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
                                                                                           BLACKROCK
                                                                       BLACKROCK          INVESTMENT
                                                                    ADVANTAGE TERM          QUALITY
ASSETS                                                                   TRUST            TERM TRUST
                                                                    -------------         ------------
Investments, at value(1) ........................................... $142,503,187         $454,388,068
Cash ...............................................................      180,353              225,735
Receivable from investments sold ...................................           --              305,616
Variation margin receivable ........................................           --              218,750
Deposits with brokers as collateral for securities sold short ......           --            1,026,250
Interest receivable ................................................      831,317            4,188,378
Other assets .......................................................       18,210              473,553
                                                                     ------------         ------------
                                                                      143,533,067          460,826,350
                                                                     ------------         ------------
LIABILITIES
Reverse repurchase agreements ......................................   27,873,750          108,315,000
Dividends payable ..................................................      554,786            1,227,009
Investments sold short, at value(2) ................................           --            1,026,830
Interest payable ...................................................          523               99,709
Payable to broker ..................................................       37,282            1,855,606
Payable for investments purchased ..................................           --              207,860
Investment advisory fee payable ....................................       48,469              177,091
Administration fee payable .........................................        7,755               29,515
Deferred Directors fees ............................................       16,286               44,934
Other accrued expenses .............................................      737,861              196,121
                                                                     ------------         ------------
 ...................................................................   29,276,712          113,179,675
                                                                     ------------         ------------
NET ASSETS ......................................................... $114,256,355         $347,646,675
                                                                     ============         ============
Composition of Net Assets:
  Par value ........................................................ $     95,107         $    368,106
  Paid-in capital in excess of par .................................   86,123,272          366,785,094
  Undistributed net investment income ..............................   14,553,874            1,064,111
  Accumulated net realized gain (loss) .............................    1,112,685          (40,075,621)
  Net unrealized appreciation ......................................   12,371,417           19,504,985
                                                                     ------------         ------------
Net assets, December 31, 2002 ...................................... $114,256,355         $347,646,675
                                                                     ============         ============
Net asset value per common share(3).................................       $12.01                $9.44
                                                                           ======               ======
(1)  Investments at cost ........................................... $130,131,770         $433,071,878
(2)  Proceeds received .............................................           --            1,008,125
(3)  Common shares outstanding .....................................    9,510,667           36,810,639


                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        BLACKROCK
                                                                                                   BLACKROCK           INVESTMENT
                                                                                                   ADVANTAGE             QUALITY
INVESTMENT INCOME                                                                                 TERM TRUST           TERM TRUST
                                                                                                 ------------         ------------
  Interest income (net of interest expense)(1) ................................................   $12,812,712          $25,949,937
                                                                                                 ------------         ------------
EXPENSES
  Investment advisory .........................................................................       568,159            2,091,537
  Administration ..............................................................................        90,905              348,589
  Transfer agent ..............................................................................        16,000               18,003
  Custodian ...................................................................................        99,849              156,915
  Reports to shareholders .....................................................................        70,000               95,000
  Directors fees ..............................................................................        14,000               50,000
  Registration ................................................................................        21,998               31,499
  Independent accountants .....................................................................        35,000               95,000
  Legal .......................................................................................        20,249              102,706
  Miscellaneous ...............................................................................        36,229               65,908
                                                                                                 ------------         ------------
    Total expenses ............................................................................       972,389            3,055,157
  Less fees paid indirectly (Note 2) ..........................................................        (1,849)              (4,915)
                                                                                                 ------------         ------------
Net expenses ..................................................................................       970,540            3,050,242
                                                                                                 ------------         ------------
Net investment income before excise tax .......................................................    11,842,172           22,899,695
  Excise tax ..................................................................................       500,000               21,500
                                                                                                 ------------         ------------
Net investment income .........................................................................    11,342,172           22,878,195
                                                                                                 ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
    Investments ...............................................................................       108,214            4,495,636
    Futures ...................................................................................       656,801           (6,874,506)
    Options written ...........................................................................       180,952                   --
    Short sales ...............................................................................            --              952,347
                                                                                                 ------------         ------------
                                                                                                      945,967           (1,426,523)
                                                                                                 ------------         ------------
Net change in unrealized appreciation (depreciation) on:
    Investments ...............................................................................    (2,997,717)          (3,350,391)
    Futures ...................................................................................       382,160           (1,548,460)
    Interest rate caps ........................................................................            --               34,432
    Interest rate floors ......................................................................            --               98,414
    Short sales ...............................................................................            --              (18,705)
                                                                                                 ------------         ------------
                                                                                                   (2,615,557)          (4,784,710)
                                                                                                 ------------         ------------
Net loss on investments .......................................................................    (1,669,590)          (6,211,233)
                                                                                                 ------------         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................   $ 9,672,582          $16,666,962
                                                                                                 ============         ============

----------
(1) Interest expense for Advantage and Investment Quality was $600,130 and $949,173, respectively.

                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       BLACKROCK
RECONCILIATION OF NET INCREASE IN NET ASSETS                                                       BLACKROCK          INVESTMENT
RESULTING FROM OPERATIONS TO NET CASH FLOWS                                                        ADVANTAGE            QUALITY
PROVIDED BY (USED FOR) OPERATING ACTIVITIES                                                       TERM TRUST          TERM TRUST
                                                                                                 ------------         ------------
Net increase in net assets resulting from operations ...........................................  $ 9,672,582         $ 16,666,962
                                                                                                 ------------         ------------
(Increase) decrease in investments .............................................................    1,121,228         (104,178,970)
Net realized (gain) loss .......................................................................     (945,967)           1,426,523
Decrease in unrealized appreciation ............................................................    2,615,557            4,784,710
Decrease in interest rate cap ..................................................................           --                    4
Decrease in interest rate floors ...............................................................           --             (120,000)
Increase in receivable for investments sold ....................................................           --             (272,605)
Increase in deposits with brokers as collateral for securities sold short ......................           --           (1,026,250)
Decrease in variation margin payable ...........................................................       (2,436)                  --
Decrease in interest receivable ................................................................       25,525              650,326
(Increase) decrease in other assets ............................................................        1,155             (420,077)
Increase in payable for investments purchased ..................................................           --              207,860
Increase in variation margin receivable ........................................................           --             (123,125)
Increase (decrease) in interest payable ........................................................      (34,765)              85,378
Increase in payable to broker ..................................................................       37,282            1,855,606
Increase in investment advisory fee payable ....................................................        2,657                5,938
Increase in administration fee payable .........................................................          430                  989
Increase in deferred Directors fee .............................................................        4,633               13,855
Increase (decrease) in other accrued expenses ..................................................      185,853             (637,815)
Increase in payable for investments sold short .................................................           --            1,026,830
                                                                                                 ------------         ------------
  Total adjustments ............................................................................    3,011,152          (96,720,823)
                                                                                                 ------------         ------------
Net cash flows provided by (used for) operating activities .....................................  $12,683,734         $(80,053,861)
                                                                                                 ============         ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by (used for) operating activities .....................................  $12,683,734         $(80,053,861)
                                                                                                 ------------         ------------
Cash flows provided by (used for) financing activities:
  Increase (decrease) in reverse repurchase agreements .........................................   (6,626,000)          94,817,000
  Cash dividends paid ..........................................................................   (6,021,543)         (14,722,593)
                                                                                                 ------------         ------------
Net cash flows provided by (used for) financing activities .....................................  (12,647,543)          80,094,407
                                                                                                 ------------         ------------
  Net increase in cash .........................................................................       36,191               40,546
  Cash at beginning of year ....................................................................      144,162              185,189
                                                                                                 ------------         ------------
  Cash at end of year ..........................................................................    $ 180,353            $ 225,735
                                                                                                 ============         ============


                 See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                               BLACKROCK ADVANTAGE                     BLACKROCK INVESTMENT
                                                                   TERM TRUST                           QUALITY TERM TRUST
                                                       -----------------------------------      ---------------------------------
                                                         YEAR ENDED          YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31,        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                            2002                2001                 2002                2001
                                                       ---------------     ---------------      ---------------       -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income ............................... $ 11,342,172          $  9,489,787       $ 22,878,195         $ 20,345,983
  Net realized gain (loss) ............................      945,967            (1,065,863)        (1,426,523)         (17,988,049)
  Net change in unrealized appreciation (depreciation)    (2,615,557)            4,956,276         (4,784,710)          19,366,079
                                                        ------------          ------------       ------------         ------------
Net increase in net assets resulting from operations ..    9,672,582            13,380,200         16,666,962            21,724,013
                                                        ------------          ------------       ------------         ------------
DIVIDENDS FROM NET INVESTMENT INCOME ..................   (6,100,825)           (5,705,176)       (14,723,808)         (14,863,847)
                                                        ------------          ------------       ------------         ------------
    Total increase ....................................    3,571,757             7,675,024          1,943,154            6,860,166
NET ASSETS
Beginning of year .....................................  110,684,598           103,009,574        345,703,521          338,843,355
                                                        ------------          ------------       ------------         ------------
End of year ........................................... $114,256,355          $110,684,598       $347,646,675         $345,703,521
                                                        ============          ============       ============         ============
End of year undistributed net investment income ....... $ 14,553,874          $  8,811,126       $  1,064,111         $ 16,888,224
                                                        ============          ============       ============         ============


                 See Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS
BLACKROCK ADVANTAGE TERM TRUST
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                               2002            2001           2000            1999         1998
                                                           -----------     -----------    -----------     -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................   $     11.64     $     10.83    $     10.04     $     11.07  $     10.60
                                                           -----------     -----------    -----------     -----------  -----------
Investment operations:
   Net investment income (net of interest expense of
     $0.06, $0.19, $0.31, $0.26 and $0.28, respectively)          1.19            1.00           0.59            0.59
                                                                                                                              0.68
   Net realized and unrealized gain (loss) .............         (0.18)           0.41           0.80           (1.02)        0.41
                                                           -----------     -----------    -----------     -----------  -----------
Net increase (decrease) from investment operations .....          1.01            1.41           1.39           (0.43)        1.09
                                                           -----------     -----------    -----------     -----------  -----------
Dividends from net investment income ...................         (0.64)          (0.60)         (0.60)          (0.60)       (0.62)
                                                           -----------     -----------    -----------     -----------  -----------
Net asset value, end of year(1) ........................   $     12.01     $     11.64    $     10.83     $     10.04  $     11.07
                                                           ===========     ===========    ===========     ===========  ===========
Market value, end of year(1) ...........................   $     11.85     $     11.15    $      9.88     $      9.06  $      9.81
                                                           ===========     ===========    ===========     ===========  ===========
TOTAL INVESTMENT RETURN(2) .............................         12.26%          19.44%         16.28%          (1.58)%      11.03%
                                                           ===========     ===========    ===========     ===========  ===========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .....................................          0.86%           0.92%          0.88%           0.91%        0.91%
Operating expenses and interest expense ................          1.38%           2.55%          3.90%           3.37%        3.52%
Operating expenses, interest expense and excise tax ....          1.82%           2.87%          4.06%           3.60%        3.71%
Net investment income ..................................          9.98%           8.78%          5.72%           5.58%        6.23%
SUPPLEMENTAL DATA:
Average net assets (000) ...............................   $   113,632     $   108,142    $    98,368     $   100,534  $   103,812
Portfolio turnover .....................................             4%             17%            17%              9%          11%
Net assets, end of year (000) ..........................   $   114,256     $   110,685    $   103,010     $    95,443  $   105,238
Reverse repurchase agreements outstanding,
   end of year (000) ...................................   $    27,874     $    34,500    $    48,262     $    47,039  $    50,051
Asset coverage(3) ......................................   $     5,099     $     4,208    $     3,134     $     3,029  $     3,103

----------

(1) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(2) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(3) Per $1,000 of reverse repurchase agreements outstanding. The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                 See Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS
BLACKROCK INVESTMETN QUALITY TERM RUST
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                               2002            2001            2000          1999         1998
                                                           -----------     -----------     -----------   -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................   $      9.39     $      9.21     $      8.79   $      9.56  $      9.43
                                                           -----------     -----------     -----------   -----------  -----------
Investment operations:
   Net investment income (net of interest expense of
     $0.03, $0.12, $0.21, $0.25 and $0.21, respectively)          0.62            0.55            0.51          0.52         0.66
   Net realized and unrealized gain (loss) .............         (0.17)           0.03            0.36         (0.79)        0.02
                                                           -----------     -----------     -----------   -----------  -----------
Net increase (decrease) from investment operations .....          0.45            0.58            0.87         (0.27)        0.68
                                                           -----------     -----------     -----------   -----------  -----------
Dividends from net investment income ...................         (0.40)          (0.40)          (0.45)        (0.50)       (0.55)
                                                           -----------     -----------     -----------   -----------  -----------
Net asset value, end of year(1) ........................   $      9.44     $      9.39     $      9.21   $      8.79  $      9.56
                                                           ===========     ===========     ===========   ===========  ===========
Market value, end of year(1) ...........................   $      9.69     $      9.26     $      8.75   $      7.88  $      8.81
                                                           ===========     ===========     ===========   ===========  ===========
TOTAL INVESTMENT RETURN(2) .............................          9.14%          10.62%          17.43%        (4.99)%      11.50%
                                                           ===========     ===========     ===========   ===========  ===========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .....................................          0.88%           0.88%           0.91%         0.86%        0.85%
Operating expenses and interest expense ................          1.15%           2.16%           3.31%         3.64%        2.99%
Operating expenses, interest expense and excise tax ....          1.15%           2.34%           3.53%         3.70%        3.01%
Net investment income ..................................          6.56%           5.87%           5.79%         5.65%        6.89%
SUPPLEMENTAL DATA:
Average net assets (000) ...............................   $   348,589     $   346,413     $   324,712   $   334,553  $   353,745
Portfolio turnover .....................................            17%             32%             25%           81%         106%
Net assets, end of year (000) ..........................   $   347,647     $   345,704     $   338,843   $   323,431  $   351,971
Reverse repurchase agreements outstanding,
   end of year (000) ...................................   $   108,315     $    13,498     $   135,044   $   126,627  $   105,869
Asset coverage(3) ......................................   $     4,210     $    26,611     $     3,509   $     3,554  $     4,325

----------

(1) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(2) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(3)  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                 See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION & ACCOUNTING  POLICIES

The BlackRock Advantage Term Trust Inc. ("Advantage") and The BlackRock Investment Quality Term Trust Inc. ("Investment Quality"), Maryland corporations, are registered as diversified closed-end management investment companies under the Investment Company Act of 1940. Investment Quality and
Advantage investment objective is to return $10 per share to investors on or about December 31, 2004 and on or shortly before December 31, 2005, respectively. The ability of issuers of debt securities held by the Trusts to meet their obligations may be affected by economic developments in a state, a specific industry or region. No assurance can be given that a Trust's investment objective will be achieved.

   Advantage and Investment Quality each transferred, on October 31, 1998 and on July 31, 2001, respectively, a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BAT Subsidiary, Inc. and BQT Subsidiary, Inc., respectively. Each Trust's consolidated financial statements include the operations of the Trust and its respective wholly-owned subsidiary after elimination of all intercompany transactions and balances.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: The Trusts value most of their securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of each Trust's Board of Directors (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities maturing in 60 days or less may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board. At December 31, 2002, Advantage and Investment Quality held two and three positions, respectively, that were valued at fair value which is significantly lower than their purchase cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When a Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether a Trust has realized a gain or a loss on investment transactions. A Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trusts, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing may be used by the Trusts as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that a Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that a Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, a Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trusts are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trusts closely monitor swaps and do not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the swap option. Premiums received or paid from writing or purchasing swap options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the swap option written or purchased. Premiums received or paid from writing or purchasing swap options which expire unexercised are treated by a Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If a swap option is exercised, the premium paid or received is added to the proceeds from the cost of the swap agreement in determining whether the Trust has realized a gain or loss on swap transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trusts to manage the duration of the Trusts' portfolios in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps, when used by the Trusts, are intended to both manage the duration of the Trusts' portfolios and their exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio's duration, making them less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trusts experience primarily in the form of leverage.

   The Trusts are exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trusts do not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trusts are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trusts to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolios duration, making it less sensitive to changes in interest rates from a market value perspective. The Trusts' leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trusts receive.

   The Trusts are exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trusts do not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trusts are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trusts, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trusts may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

FOREIGN CURRENCY TRANSLATION: Foreign currency amounts are translated into United States dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

     (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   The Trusts do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trusts do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

   Net realized and unrealized foreign exchange gains and losses including realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trusts' books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   Forward currency contracts, when used by the Trusts, help to manage the overall exposure to the foreign currency backing some of the investments held by the Trusts. Forward currency contracts are not meant to be used to eliminate all of the exposure to the foreign currency, rather they allow the Trusts to limit their exposure to foreign currency within a narrow band to the objectives of the Trusts.

SHORT SALES: The Trusts may make short sales of securities as a method of managing potential price declines in similar securities owned. When a Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trusts may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trusts may lend their portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trusts may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trusts receive compensation in the form of fees or retain a portion of interest on the investment of any cash received as collateral. The Trusts also continue to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the accounts of the Trusts.

   The Trusts did not enter into any security lending transactions during the year ended December 31, 2002.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no Federal income tax provisions are required. As part of a tax planning strategy, the Trusts intend to retain a portion of their taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board of Directors on September 20, 2002, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board of Directors elected to require each Director to defer a portion of their annual compensation pursuant to the plan. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present undistributed net investment income ("UNII"), accumulated net realized gain ("Accumulated Gain") and paid-in capital ("PIC") more closely to its tax character the following accounts were increased (decreased):

                                          ACCUMULATED
TRUST                      UNII              GAIN                   PIC
-----                      -----         ------------          ------------
Advantage            $      501,401          $(1,401)        $   (500,000)
Investment Quality      (23,978,500)              --           23,978,500

   Net investment income, net realized gains (losses) and net assets were not affected by this change.

NOTE 2. AGREEMENTS

Each Trust has an Investment Advisory Agreement with BlackRock
Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority owned subsidiary of The PNC Financial Services Group, Inc. Each Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly owned subsidiary of Prudential Financial, Inc.

   Each Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.50% for Advantage and 0.60% for Investment Quality, of each Trust's average weekly net assets. The investment advisory fee for each Trust for the years ended December 31, 2002, 2001 and 2000, were as follows:

                                        2002                                2001                               2000
TRUST                               ADVISORY FEE                        ADVISORY FEE                      ADVISORY FEE
-----                          ----------------------              ----------------------             ----------------------
Advantage                            $  568,159                          $  540,742                         $  491,731
Investment Quality                    2,091,537                           2,078,481                          1,958,976

   The administration fee paid to PI is computed weekly and payable monthly based on an annual rate, 0.08% for Advantage and 0.10% for Investment Quality based on each Trust's average weekly net assets. The administration fee paid by Investment Quality has been decreased to 0.08% of the Trust's average weekly net assets, effective January 1, 2003. This new rate will remain in effect until the termination or liquidation of the Trust. The total dollar amounts paid to PI by each Trust for the years ended December 31, 2002, 2001 and 2000, were as follows:

TRUST                                   2002                                2001                               2000
-----                          ----------------------              ----------------------             ----------------------
Advantage                             $ 90,905                            $ 86,519                           $ 98,386
Investment Quality                     348,589                             346,414                            326,496

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of each Trust. Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

   Pursuant to the terms of their custody agreements, Advantage and Investment Quality received earnings credits from their custodian for positive cash balances maintained, which are used to offset custody fees, in the amounts $1,849 and $4,915, respectively.

NOTE 3. PORTFOLIO  SECURITIES

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. Government securities, for the year ended December 31, 2002, were as follows:

        TRUST                    PURCHASES              SALES
----------------------       ------------------    -------------
   Advantage                 $ 10,071,177          $ 5,711,422
   Investment Quality         107,391,487            5,123,557

Purchases and sales of U.S. Government securities for the year ended December 31, 2002, were as follows:

        TRUST                    PURCHASES              SALES
----------------------       ------------------    -------------
   Advantage                  $ 8,204,237          $   194,015
   Investment Quality          92,360,052           52,921,875

   The Trusts may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   At December 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross/net unrealized appreciation/depreciation for securities held by each Trust were as follows:

TRUST                             COST         APPRECIATION         DEPRECIATION                NET
--------                        --------  --------------------   -------------------          -------
Advantage                    $130,191,610       $16,948,081          $4,636,504             $12,311,577
Investment Quality            433,078,350        25,183,256           3,873,538              21,309,718

   For Federal income tax purposes, the following Trusts had capital loss carryforwards at December 31, 2002. These amounts may be used to offset future realized capital gains, if any:

                              CAPITAL LOSS                                                 CAPITAL LOSS
TRUST                     CARRYFORWARDS AMOUNT   EXPIRES*            TRUST             CARRYFORWARDS AMOUNT       EXPIRES*
-----                     --------------------   --------            -----             --------------------       --------
Advantage                       $ 98,294           2005        Investment Quality          $ 3,844,468              2003
                                  81,418           2008                                      1,498,011              2005
                                 253,874           2010                                      9,901,383              2007
                                ---------
                                $433,586                                                     6,843,565              2008
                                =========
                                                                                             3,059,351              2009
                                                                                             1,548,342              2010
                                                                                           -----------
                                                                                           $26,695,120
                                                                                           ===========

   Accordingly, no capital gain distributions are expected to be paid to shareholders of a Trust until that Trust has net realized capital gains in excess of its capital loss carryforward amounts.

   Details of open financial futures contracts at December 31, 2002 were as follows:

                                NUMBER OF                         EXPIRATION        VALUE AT          VALUE AT        UNREALIZED
TRUST                           CONTRACTS          TYPE              DATE          TRADE DATE     DECEMBER 31, 2002  DEPRECIATION
-----                           ---------          ----           ----------       ----------     -----------------  ------------
SHORT POSITION:
                                                  30-Yr.
   Investment Quality              500            T-Bond          March 2003       $54,551,250       $56,343,750       $1,792,500
                                                                                                                        =========

   Transactions in options written during the year ended December 31, 2002 were as follows:

                                                           NOTIONAL
                                                            AMOUNT      PREMIUM
TRUST                                                        (000)     RECEIVED
-----                                                       -------    ---------
Advantage
  Options outstanding at December 31, 2001                 $     --   $      --
  Options written                                            56,700     243,014
  Options terminated in closing purchase transactions       (56,700)   (243,014)
                                                           --------   ---------
  Options outstanding at December 31, 2002                 $     --   $      --
                                                           ========   =========

----------
* Expiration date as indicated or upon liquidation, whichever is earlier.

NOTE 4.  BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trusts may enter into reverse repurchase agreements with qualified, third-party broker-dealers as determined by and under the direction of the Trust's Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

   The average daily balance and weighted average interest rate of reverse repurchase agreements during the year ended December 31, 2002 for each Trust were as follows:

                            AVERAGE DAILY       WEIGHTED AVERAGE
TRUST                         BALANCE             INTEREST RATE
-----                       -------------        ---------------
Advantage                    $33,157,496             1.81%
Investment Quality            54,671,073             1.74

DOLLAR ROLLS: The Trusts may enter into dollar rolls in which a Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trusts forgo principal and interest paid on the securities. The Trusts will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trusts did not enter into any dollar rolls during the year ended December 31, 2002.

NOTE 5.  CAPITAL
There are 200 million of $0.01 par value common shares authorized for each Trust. At December 31, 2002, the common shares outstanding and the shares owned by affiliates of the Advisor of each Trust were as follows:

                              COMMON SHARES                COMMON SHARES
TRUST                          OUTSTANDING                     OWNED
--------               ---------------------------  --------------------------
Advantage                      9,510,667                       8,378
Investment Quality            36,810,639                          --

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The BlackRock Advantage Term Trust, Inc. and
The BlackRock Investment Quality Term Trust, Inc.:

   We have audited the accompanying consolidated statements of assets and liabilities of The BlackRock Advantage Term Trust, Inc. and The BlackRock Investment Quality Term Trust, Inc. (the "Trusts") including the portfolios of investments, as of December 31, 2002, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In  our  opinion,   the  consolidated   financial  statements  and  financial
highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Advantage Term Trust, Inc. and The BlackRock Investment Quality Term Trust, Inc. as of December 31, 2002, the results of their consolidated operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
February 7, 2003

DIRECTORS INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Name, address, age     Andrew F. Brimmer                      Richard E. Cavanagh                     Kent Dixon
                       P.O. Box 4546                          P.O. Box 4546                           P.O. Box 4546
                       New York, NY 10163-4546                New York, NY 10163-4546                 New York, NY 10163-4546
                       Age: 76                                Age: 56                                 Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Current positions      Lead Director/Trustee                  Director/Trustee                        Director/Trustee
held with the Funds    Audit Committee Chairman7              Audit Committee Member                  Audit Committee Member7
------------------------------------------------------------------------------------------------------------------------------------
Term of office and     3 years(2)/since inception(3)          3 years(2)/since August 11, 1994        3 years(2)/since inception(3)
length of time served
------------------------------------------------------------------------------------------------------------------------------------
Principal              President of Brimmer                   President and Chief
occupations during     & Company, Inc., a                     Executive Officer of                    Consultant/Investor.
the past five years    Washington,                            The Conference                          Former President and
                       D.C.-based economic                    Board, Inc., a                          Chief Executive
                       and financial                          leading global                          Officer of Empire
                       consulting firm,                       business membership                     Federal Savings Bank
                       also Wilmer D.                         organization, from                      of America and Banc
                       Barrett Professor of                   1995-present. Former                    PLUS Savings
                       Economics,                             Executive Dean of                       Association, former
                       University of                          the John F. Kennedy                     Chairman of the
                       Massachusetts -                        School of Government                    Board, President and
                       Amherst. Formerly                      at Harvard                              Chief Executive
                       member of the Board                    University from                         Officer of Northeast
                       of Governors of the                    1988-1995. Acting                       Savings.
                       Federal Reserve                        Director, Harvard
                       System. Former                         Center for Business
                       Chairman, District                     and Government
                       of Columbia                            (1991-1993).
                       Financial Control                      Formerly Partner
                       Board.                                 (principal) of
                                                              McKinsey & Company,
                                                              Inc. (1980- 1988).
                                                              Former Executive
                                                              Director of Federal
                                                              Cash Management,
                                                              White House Office
                                                              of Management and
                                                              Budget (1977-1979).
                                                              Co-author, THE
                                                              WINNING PERFORMANCE
                                                              (best selling
                                                              management book
                                                              published in 13
                                                              national editions).
------------------------------------------------------------------------------------------------------------------------------------
Number of portfolios   43(4)                                  43(4)                                   43(4)
overseen within the
fund complex
------------------------------------------------------------------------------------------------------------------------------------
Other Directorships    Director of                            Trustee Emeritus,                       Former Director of
held outside of the    CarrAmerica Realty                     Wesleyan University,                    ISFA (the owner of
fund complex           Corporation and                        Trustee: Airplanes                      INVEST, a national
                       Borg-Warner                            Group, Aircraft                         securities brokerage
                       Automotive. Formerly                   Finance Trust (AFT)                     service designed for
                       Director of AirBorne                   and Educational                         banks and thrift
                       Express, BankAmerica                   Testing Service                         institutions).
                       Corporation (Bank of                   (ETS). Director,
                       America), Bell South                   Arch Chemicals,
                       Corporation, College                   Fremont Group and
                       Retirement Equities                    The Guardian Life
                       Fund (Trustee),                        Insurance Company of
                       Commodity Exchange,                    America.
                       Inc. (Public
                       Governor),
                       Connecticut Mutual
                       Life Insurance
                       Company, E.I. du
                       Pont de Nemours &
                       Company, Equitable
                       Life Assurance
                       Society of the
                       United States,
                       Gannett Company,
                       Mercedes-Benz of
                       North America, MNC
                       Financial
                       Corporation
                       (American Security
                       Bank), NCM Capital
                       Management, Navistar
                       International
                       Corporation, PHH
                       Corp. and UAL
                       Corporation (United
                       Airlines).
------------------------------------------------------------------------------------------------------------------------------------
For "Interested
Director/ Trustee"
Relationships,
events or
transactions by
reason of which the
Director/Trustee is
an interested person
as defined in
Section
2(a)(19)(1940 Act)
------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.

(2) The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three year term concurrent with the class from which he is elected.

(3) Commencement of investment operations for Advantage and Investment Quality were April 27, 1990 and April 21, 1992, respectively.

(4) The fund complex currently consists of 43 separate closed-end funds, each with one investment portfolio.

(5) Except during the period 08/12/93 through 04/15/97 and 10/31/02 through 11/11/02.

(6) Director since inception; appointed Chairman of the Board on August 22, 2002.

(7) The Board of Directors of each Trust has determined that each Trust has two Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trusts.

------------------------------------------------------------------------------------------------------------------------------------
                       INDEPENDENT DIRECTORS (CONTINUED)                                      INTERESTED DIRECTORS1
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi         James Clayburn La Force, Jr.  Walter F. Mondale        Ralph L. Schlosstein1        Robert S. Kapito1
P.O. Box 4546            P.O. Box 4546                 P.O. Box 4546            40 East 52nd Street          40 East 52nd Street
New York, NY             New York, NY 10163-4546       New York, NY 10163-4546  New York, NY 10154           New York, NY 10154
10163-4546               Age: 74                       Age: 75                  Age: 51                      Age: 45
Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Director/Trustee         Director/Trustee              Director/Trustee         Chairman of the Board        President and
                                                                                                             Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
3 years(2) /             3 years(2) /                  3 years(2) /             3 years(2) /                 3 years(2) / since
since inception(3)       since June 19, 1992           since inception(3),(5)   since inception(3),(6)       August 22, 2002
------------------------------------------------------------------------------------------------------------------------------------
Consultant. Editor       Dean Emeritus of The          Partner, Dorsey &        Director since 1999          Vice Chairman of
of THE JOURNAL OF        John E. Anderson              Whitney, a law firm      and President of             BlackRock, Inc. Head
PORTFOLIO MANAGEMENT     Graduate School of            (December                BlackRock, Inc.              of the Portfolio
and Adjunct              Management,                   1996-present,            since its formation          Management Group.
Professor of Finance     University of                 September                in 1998 and of               Also a member of the
at the School of         California since              1987-August 1993).       BlackRock, Inc.'s            Management
Management at Yale       July 1, 1993. Acting          Formerly U.S.            predecessor entities         Committee, the
University. Author       Dean of The School            Ambassador to Japan      since 1988. Member           Investment Strategy
and editor of            of Business, Hong             (1993-1996).             of the Management            Group, the Fixed
several books on         Kong University of            Formerly Vice            Committee and                Income and Global
fixed income             Science and                   President of the         Investment Strategy          Operating Committees
portfolio                Technology                    United States, U.S.      Group of BlackRock,          and the Equity
management. Visiting     1990-1993. From 1978          Senator and Attorney     Inc. Formerly,               Investment Strategy
Professor of Finance     to September 1993,            General of the State     Managing Director of         Group. Responsible
and Accounting at        Dean of The John E.           of Minnesota. 1984       Lehman Brothers,             for the portfolio
the Sloan School of      Anderson Graduate             Democratic Nominee       Inc. and Co-head of          management of the
Management,              School of                     for President of the     its Mortgage and             Fixed Income,
Massachusetts            Management,                   United States.           Savings Institutions         Domestic Equity and
Institute of             University of                                          Group. Currently,            International
Technology from 1986     California.                                            Chairman of each of          Equity, Liquidity,
to August 1992.                                                                 the closed-end               and Alternative
                                                                                Trusts in which              Investment Groups of
                                                                                BlackRock Advisors,          BlackRock. Currently
                                                                                Inc. acts as                 President and a
                                                                                investment advisor.          Director of each of
                                                                                                             the closed-end
                                                                                                             Trusts in which
                                                                                                             BlackRock Advisors,
                                                                                                             Inc. acts as
                                                                                                             investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
43(4)                    43(4)                         43(4)                    43(4)                        43(4)
------------------------------------------------------------------------------------------------------------------------------------
Director, Guardian       Director, Jacobs                                       Chairman and                 Chairman of the Hope
Mutual Funds Group.      Engineering Group,                                     President of the             and Heroes
(18 portfolios)          Inc., Payden & Rygel                                   BlackRock Provident          Children's Cancer
                         Investment Trust,                                      Institutional Funds          Fund. President of
                         Provident Investment                                   (10 portfolios) and          the Board of
                         Counsel Funds.                                         Director of several          Directors of the
                         Advisors Series                                        of BlackRock's               Periwinkle National
                         Trust, Arena                                           alternative                  Theatre for Young
                         Pharmaceuticals,                                       investment vehicles.         Audiences. Director
                         Inc. and CancerVax                                     Currently, a Member          of icruise.com,
                         Corporation.                                           of the Visiting              Corp.
                                                                                Board of Overseers
                                                                                of the John F.               Vice Chairman of the
                                                                                Kennedy School of            Advisor
                                                                                Government at
                                                                                Harvard University,
                                                                                the Financial
                                                                                Institutions Center
                                                                                Board of the Wharton
                                                                                School of the
                                                                                University of
                                                                                Pennsylvania, a
                                                                                Trustee of Trinity
                                                                                School in New York
                                                                                City and a Trustee
                                                                                of New Visions for
                                                                                Public Education in
                                                                                New York City.
                                                                                Formerly, a Director
                                                                                of Pulte Corporation
                                                                                and a Member of
                                                                                Fannie Mae's
                                                                                Advisory Council.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Director and President
                                                                                of the Advisor.
------------------------------------------------------------------------------------------------------------------------------------

                                 TAX INFORMATION
--------------------------------------------------------------------------------

   We are required by the Internal Revenue Code to advise you within 60 days of a Trust's tax year-end as to the Federal tax status of dividends and distributions paid by the Trusts during such tax year. Accordingly, during the tax year ended December 31, 2002, Advantage and Investment Quality paid ordinary income dividends per share of $0.64 and $0.40, respectively. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction. For the purpose of preparing your 2002 annual Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099 DIV, which will be mailed to you in January 2003.

                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the each Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

   After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, by the purchase of outstanding shares on the open market ("open market purchases"), on the New York Stock Exchange or elsewhere. These Trusts will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

   Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------

WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority-owned by The PNC Financial Services Group, Inc. (NYSE: PNC), and by BlackRock employees.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DO THE TRUSTS PAY DIVIDENDS REGULARLY?

The Trusts' common shares are traded on the New York Stock Exchange (NYSE), which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the potential benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trusts use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trusts are intended to be long-term investments and are not short-term trading vehicles.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

LEVERAGE. The Trust's NAV and market value may be more volatile due to the use of leverage.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by Standard & Poor's or Aaa by Moody's Investor Services.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the NYSE and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trusts may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping a Trust achieve its primary objectives.

NON-U.S. SECURITIES. Each Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities, which involve special risks such as currency, political and economic risks.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of a Trusts' Board and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

BLACKROCK ADVANTAGE TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per common share to holders of common shares on or shortly before December 31, 2005.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher (AAA, AA, A or BBB). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or shortly before December 31, 2005. The Advisor will implement a conservative strategy that will seek to closely match the maturities of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust and retaining a portion of its income each year.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK INVESTMENT QUALITY TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per common share to holders of common shares on or about December 31, 2004.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher (AAA, AA, A or BBB). Examples of securities in which the Trust may invest include U.S. Government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or about December 31, 2004. The Advisor will implement a conservative strategy that will seek to closely match the maturities of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust and retaining a portion of its income each year.

As the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to their charters or by-laws or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolios.

      Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds/index.html. This reference to BlackRock's website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to incorporate BlackRock's website into this report.

      Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor.

                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):          Mortgage instruments with
                                   interest   rates  that   adjust  at  periodic
                                   intervals  at a fixed  amount over the market
                                   levels  of  interest  rates as  reflected  in
                                   specified   indexes.   ARMs  are   backed  by
                                   mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by  various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle  which  initially
                                   offers a fixed number of shares and trades on
                                   a stock  exchange.  The  Trust  invests  in a
                                   portfolio of securities  in  accordance  with
                                   its   stated   investment    objectives   and
                                   policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):                Mortgage-backed   securities  which
                                   separate mortgage pools into short-, medium-,
                                   and  long-term   securities   with  different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a Trust's  net asset  value is  greater
                                   than its market price the fund is said to be trading at a discount.

DIVIDEND:                          Income   generated   by   securities   in  a
                                   portfolio and distributed to shareholders after the deduction of expenses. The Trusts declare and pay dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders may elect to have all dividends
                                   and    distributions    of   capital   gains
                                   automatically   reinvested  into  additional
                                   shares of the Trusts.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however, they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however, they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or guaranteed by the U.S.
                                   Government,   or  one  of  its  agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATIN GRATE MORTGAGE:    Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security trading in the
                                   secondary market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a transaction  in
                                   which   a   Trust   sells    mortgage-backed
                                   securities for delivery in the current month
                                   and  simultaneously  contracts to repurchase
                                   substantially   similar  (although  not  the
                                   same) securities on a specified future date.
                                   During the "roll" period, the Trust does not
                                   receive  principal and interest  payments on
                                   the  securities,   but  is  compensated  for
                                   giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities issued by Fannie
NET ASSET VALUE (NAV) PER SHARE:   Mae,  Freddie Mac or Ginnie  Mae.  Net asset
                                   value  is  the  total  market  value  of all
                                   securities and other assets held by a Trust,
                                   plus  income  accrued  on  its  investments,
                                   minus  any  liabilities   including  accrued
                                   expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for   multi-family,    low-   to
PREMIUM:                           middle-income housing. When a Trust's market
                                   price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                        In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                        Arrangements  in which a pool of  assets  is
                                   separated  into  two  classes  that  receive
                                   different  proportions  of the  interest and
                                   principal   distributions   from  underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.


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                           BlackRock Closed-End Funds

Directors                                 Custodian
   Ralph L. Schlosstein, CHAIRMAN(1)         State Street Bank and Trust Company
   Andrew F. Brimmer                         One Heritage Drive
   Richard E. Cavanagh                       North Quincy, MA 02171
   Kent Dixon
   Frank J. Fabozzi                       Transfer Agent
   Robert S. Kapito1                         EquiServe Trust Company, N.A.
   James Clayburn La Force, Jr.              150 Royall Street
   Walter F. Mondale                         Canton, MA 02021
                                             (800) 699-1BFM
Officers
   Robert S. Kapito, PRESIDENT(1)         Independent Accountants
   Richard M. Shea, VICE PRESIDENT/TAX       Deloitte & Touche LLP
   Henry Gabbay, TREASURER                   200 Berkeley Street
   James Kong, ASSISTANT TREASURER           Boston, MA 02116
   Anne Ackerley, SECRETARY
                                          Legal Counsel
Investment Advisor                           Skadden, Arps, Slate,
   BlackRock Advisors, Inc.                  Meagher & Flom LLP
   100 Bellevue Parkway                      Four Times Square
   Wilmington, DE 19809                      New York, NY 10036
   (800) 227-7BFM
                                          Legal Counsel - Independent Directors
Administrator                                Debevoise & Plimpton
   Prudential Investments LLC                919 Third Avenue
   Gateway Center Three                      New York, NY 10022
   100 Mulberry Street
   Newark, NJ 07102-4077
   (800) 227-7BFM

----------
(1) Laurence D. Fink has resigned his positions as Director and Chairman of the Boards effective August 22, 2002, and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of
     BlackRock Advisors, Inc. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Boards, elected Robert S. Kapito as the new President of the Trusts and appointed Robert S. Kapito as a new Director of the Boards effective August 22, 2002.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

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This report is for shareholder  information.  This is not a prospectus  intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

                                                                       BLACKROCK